UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 22, 2007
EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-20199 (Commission File Number)	43-1420563 (I.R.S. Employer Identification No.)

13900 Riverport Drive Maryland Heights, MO (Address of Principal Executive Offices)		63043 (Zip Code)
Registrant’s telephone number including area code: (314) 770-1666
No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01. Other Events.
     On March 22, 2007, Express Scripts, Inc. (the “Company”) withdrew its exchange offer to acquire all the issued and outstanding shares of common stock of Caremark Rx, Inc. (“Caremark”) and instructed National City Bank, the exchange agent for the offer, to promptly return all tendered shares. The Company also announced that it no longer intends to file a proxy statement in connection with the election of directors at Caremark’s annual meeting of stockholders, as it had previously announced.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC
By:	/s/ Thomas M. Boudreau
	Name:	Thomas M. Boudreau
	Title:	Senior Vice President and General Counsel

Dated: March 22, 2007